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                                                         SEC FILE NOS. 33-75708
                                                                       811-8370


                                 MCMORGAN FUNDS
                      Supplement Dated June 5, 2006 to the
           Statement of Additional Information Dated October 28, 2005

This Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of the McMorgan Funds ("Trust"). You may obtain a copy of the SAI or the Trust's Prospectus free of charge, upon request, by calling toll-free 1-800-788-9485, by visiting the Trust's website at www.mcmorganfunds.com, or by writing to NYLIFE Distributors LLC, attn: McMorgan Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Money Market Instruments

The following replaces the third paragraph under the section headed "Money Market Instruments" on page 16 of this SAI:

         Investments by a Fund in commercial paper will consist of issues that are rated in the highest rating category for short-term debt obligations: (i) by any two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by only one NRSRO, in the highest rating category for short-term debt obligations by that NRSRO;, and regarding up to 5% of the total assets of the Principal Preservation Fund, commercial paper rated in the second highest rating category: (i) by any two NRSROs, or (ii) if rated by one NRSRO, the second highest rating category by that NRSRO. In addition, a Fund may acquire unrated commercial paper that is determined by the adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.





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